UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K filed on May 17, 2016 with the Securities and Exchange Commission (the “SEC”), on May 16, 2016, ReWalk Robotics Ltd. (“we,” “us” or the “Company”) entered into a Research Collaboration Agreement (the “Collaboration Agreement”) and an Exclusive License Agreement (the “License Agreement”) with the President and Fellows of Harvard College (“Harvard”). Under the Collaboration Agreement, the Company and Harvard agree to collaborate on research regarding the development of lightweight “soft suit” exoskeleton system technologies for lower limb disabilities, which are intended to treat stroke, multiple sclerosis, mobility limitations for the elderly and other medical applications. Under the License Agreement, the Company is granted an exclusive, worldwide royalty-bearing license under certain patents of Harvard relating to lightweight “soft suit” exoskeleton system technologies for lower limb disabilities, a royalty-free license under certain related know-how and the option to obtain a license under certain inventions conceived under the parties’ joint research collaboration.

On May 1, 2017, Harvard and the Company entered into Amendment No. 1 to the Collaboration Agreement (the “Collaboration Agreement Amendment”). On April 1, 2018, Harvard and the Company entered into Amendment No. 1 to the License Agreement and Amendment No. 2 to the Collaboration Agreement (the “Joint Amendment”). This Current Report on Form 8-K is being filed with the SEC for the sole purpose of filing the Collaboration Agreement Amendment and Joint Amendment as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to the Research Collaboration Agreement, dated May 1, 2017, between ReWalk Robotics Ltd. and the President and Fellows of Harvard College.*
10.2	Amendment No. 1 to the License Agreement and Amendment No. 2 to the Research Collaboration Agreement, dated April 1, 2018, between ReWalk Robotics Ltd. and the President and Fellows of Harvard College.*

* Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the SEC as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name:	Ori Gon
Title:	Chief Financial Officer

Dated: June 29, 2018

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to the Research Collaboration Agreement, dated May 1, 2017, between ReWalk Robotics Ltd. and the President and Fellows of Harvard College.*
10.2	Amendment No. 1 to the License Agreement and Amendment No. 2 to the Research Collaboration Agreement, dated April 1, 2018, between ReWalk Robotics Ltd. and the President and Fellows of Harvard College.*

* Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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